UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number         811-22417

   Destra Investment Trust
(Exact name of registrant as specified in charter)

901 Warrenville Rd., Suite 15
                  Lisle, IL 60532
(Address of principal executive offices) (Zip code)

Nicholas Dalmaso
901 Warrenville Rd., Suite 15
                      Lisle, IL 60532
 (Name and address of agent for service)

Registrant's telephone number, including area code:              1-630-241-4200

Date of fiscal year end:  September 30

Date of reporting period:  March 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Destra Dividend Total Return Fund

Semi-Annual Report
March 31, 2013

Table of Contents

Shareholder Letter	3
Discussion of Fund Performance	4
Fund Risk Disclosures	8
Overview of Fund Expenses	10
Portfolio of Investments	11
Statements of Assets and Liabilities	12
Statements of Operations	13
Statements of Changes in Net Assets	14
Financial Highlights	16
Notes to Financial Statements	18
Trustees and Officers	22
General Information	27

Not FDIC or Government Insured, No Bank Guarantee, May Lose Value

Dear Shareholder,

As we have said in the past, at Destra we focus on investment strategies and managers that seek to generate returns in a responsible manner. We do this by selecting investment managers who attempt to limit the downside when markets go down and participate in the upside when markets go up. Our income generating strategies take this same approach to generating returns responsibly. The managers we have selected and oversee have a long history of doing exactly that. We are happy to report that performance for the Fund was in line with its benchmark for the six months ended March 31, 2013.

The past six months certainly have been interesting. During the fourth quarter 2012 there was much uncertainty in the minds of investors with regard to the markets. Concerns about the US elections and the looming “fiscal cliff” issues topped the list of investors’ worries. While the outcome of the elections was known before the end of the quarter, thereby removing one of the uncertainties, investors were still worried about the prospect of higher taxes and federal spending cuts. Despite these concerns, the economy continued to grow during the quarter, albeit at a slower pace. The equity market, however, was little changed for the quarter. Not so for the first quarter 2013. The equity market saw a strong broad based rally, fueled by the postponement of federal sending cuts and positive employment, housing and sentiment data. However, other key indicators such as industrial production, personal income, and corporate earnings signaled slower economic growth.

We have said before that we believe that investors who have a well thought out long-term strategic investment plan and who stick to it have a better chance of achieving their investment goals than those who overact to short-term changes in the market. We still believe that. Thank you for the confidence you have placed in us by selecting a Destra Fund to help you with your investment goals. This semi-annual report should provide you with information on your Fund’s performance and other insights regarding the Fund’s investment strategy and management.

Sincerely,

Peter Amendolair
Chief Investment Officer
Destra Capital Advisors LLC

DESTRA DIVIDEND TOTAL RETURN FUND
DISCUSSION OF FUND PERFORMANCE

Destra Dividend Total Return Fund as of March 31, 2013
Inception Date: August 10, 2011				Inception Date: November 1, 2011
			Life				Life
Share Class	6 months	1 year	of Fund	Share Class	6 months	1 year	of Fund
A at NAV	10.07%	14.81%	35.79%	C at NAV	9.62%	13.96%	21.36%
A with Load	3.75%	8.23%	27.94%	C with Load	8.62%	12.96%	21.36%
I at NAV	10.28%	15.24%	36.60%
S&P 500 Total Return Index	10.19%	13.96%	38.94%	S&P 500 Total Return Index	10.19%	13.96%	29.33%

Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.destracapital.com or call 877.855.3434. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. A Class shares have a maximum sales charge of 5.75% and a 12b-1 fee of .25%. C Class shares have a maximum deferred sales charge of 1.00% and a 12b-1 fee of 1.00%.

The Fund’s total returns would have been lower if certain expenses had not been waived or reimbursed by the investment adviser. Returns for less than one year are not annualized. Returns over one year are cumulative.

The Dividend Total Return Fund estimated total annual operating expense ratio, gross of any fee waiver or expense reimbursement were anticipated to be 3.95% for Class A, 6.67% for Class C, and 6.26% for Class I shares. There is a voluntary fee waiver currently in place for this Fund through February 1, 2022, to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 1.60% for Class A, 2.35% for Class C, and 1.32% for Class I shares of average net assets per year. Some expenses fall outside of this cap and actual expenses may be higher than 1.60% for Class A, 2.35% for Class C, and 1.32% for Class I shares. Without this expense cap, actual returns would be lower.

The S&P 500 Total Return Index includes 500 stocks and is a common measure of the performance of the overall US stock market.

Growth of $10,000 Investment
Since Inception At Offering Price

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund. Class A Shares have a maximum sales charge of 5.75% imposed on purchases. Indexes are unmanaged and do not take into account fees, expenses, or other costs. Past performance does not guarantee future results. The hypothetical example does not represent the returns of any particular investment.

DESTRA DIVIDEND TOTAL RETURN FUND
DISCUSSION OF FUND PERFORMANCE, CONTINUED
As of March 31, 2013

	Destra
	Dividend Total
	Return Fund	S&P 500
Number of Holdings	40	500
Weighted Average Market Cap ($B)	$60.1	$28.0
Trailing Price/Earnings Ratio	16.7x	16.6x
Trailing Price to Book Ratio	3.2x	2.3x
Master Limited Partnerships	17.7%

Weighted Average Market Cap: The weighted average of market capitalization (market price multiplied by the number of shares outstanding) of the stocks in the portfolio.

Trailing Price/Earnings Ratio: A valuation ratio of a company’s current share price compared to its per-share earnings over the previous four quarters.

Trailing Price to Book Ratio: A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value per share.

		% of
		Total
Top Ten Holdings	Ticker	Investments
NiSource, Inc.	NI	4.8%
The Williams Cos., Inc	WMB	4.4%
Enterprise Products Partners LP	EPD	4.1%
Kinder Morgan Energy Partners LP	KMP	4.1%
American Water Works Co., Inc	AWK	4.0%
General Electric Co.	GE	3.6%
Vodafone Group PLC	VOD	3.5%
Energy Transfer Partners LP	ETP	3.2%
Seadrill Ltd.	SDRL	3.2%
Johnson & Johnson	JNJ	3.2%

Industry Sectors		Weight
Energy		30.9%
Health Care		14.9%
Utilities		11.7%
Information Technology		8.1%
Telecommunication Services		7.3%
Financials		6.6%
Real Estate		6.5%
Industrials		4.7%
Materials		2.7%
Cash		2.5%
Consumer Staples		2.2%
Consumer Discretionary		1.9%

DESTRA DIVIDEND TOTAL RETURN FUND
DESTRA DIVIDEND TOTAL RETURN FUND PORTFOLIO MANAGER LETTER

Fund Snapshot

The Board of Trustees approved a name change to the Destra High Dividend Strategy Fund. Effective March 1, 2013, the Destra High Dividend Strategy Fund changed its name to Destra Dividend Total Return Fund to better reflect the investment strategy of the Fund. The Destra Dividend Total Return Fund (“the Fund”) is sub-advised by Miller/Howard Investments. The Fund’s investment objective is to seek long-term total return and current income. Miller/Howard’s philosophy is to invest in dividend-producing equity securities in pursuit of the Fund’s investment objective. The following report is their review of the Fund’s performance over the six months comprising the semi-annual reporting period and an outlook for the markets the Fund invests in going forward.

How did the fund perform during the period October 1, 2012 – March 31, 2013?

The Fund returned 10.07%, Class A shares at Net Asset Value (“NAV”) (without load) from October 1, 2012 through March 31, 2013, roughly matching the return of 10.19% for the Fund’s benchmark, the S&P 500 Total Return Index. The Fund’s Class C shares provided a total return of 9.62% at NAV (without load), while the Class I shares provided a total return of 10.28% at NAV, over the same period.

S&P 500 Total Return Index is a capitalization-weighted index of 500 stocks. Indexes are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.

What was the economic and market environment like during the period?

During the first half of 2012 fourth quarter, the broad market (as defined by the S&P 500) declined almost 6%, before rebounding to close the six month period up just over 10%. Generally, investors favored economically sensitive sectors such as Financials, Industrials, and Consumer Discretionary stocks as signs of US economic firming increased in the fourth quarter, and slighted the Telecomm, Energy, and Materials sectors. Dividend stocks, such as those that the Fund holds, rebounded in the first quarter of 2013.

How did the fund adjust to the market during the period?

The Fund looks at individual high yielding stocks and looks for stocks that we believe can increase their dividends over time, and that usually don’t react to general market trends. However, we do evaluate how the economy can impact company prospects. In light of the signs of a strengthening US economy, along with company specific factors, we initiated a position in Staples (1.88% of the Fund as of March 31, 2013) and increased our holdings in General Electric (3.62% of the Fund). We also bought two out-of-favor and misunderstood health care REITs Omega Healthcare (1.27% of the Fund) and Senior Housing Properties (1.10% of the Fund) along with energy producer Linn Energy (1.01% of the Fund).

To fund these purchases, the Fund sold Abbott Labs after its restructuring. We also sold MeadWestvaco after its price rose to a level we thought reflected fair value and Windstream because of its increasingly strained finances.

Which holdings contributed to the fund’s performance?

During the six months ended March 31, 2013, the Fund generally benefited from its holdings of Energy Infrastructure companies such as NiSource (4.77% of the Fund), Energy Transfer Partners (3.21% of the Fund), Enterprise Products Partners (4.12% of the Fund), and Plains All American Pipeline (2.07% of the Fund) and packaging company International Paper (2.75% of the Fund).

Not only did NiSource report better than expected earnings twice during the period, but it also got regulatory approval for a capital-spending plan in its pipeline business that should help boost revenues. Energy Transfer benefited from the late in period announcement that it would be simplifying its corporate structure, while Enterprise Products’ stock benefited from two better-than-expected earnings announcements, two dividend increases, and the successful expansion of its Seaway Pipeline expansion project. Plains All American likewise had two dividend increases during the period and announced a pair of acquisitions that should boost its future revenue and distribution growth.

Finally, International Paper benefitted from a dividend increase and the announcement that it was selling its Building Products Division for $750 million and its ability to increase prices due to its dominant position.

DESTRA DIVIDEND TOTAL RETURN FUND
DESTRA DIVIDEND TOTAL RETURN FUND PORTFOLIO MANAGER LETTER, CONTINUED

Which holdings detracted from the fund’s performance?

The stocks that detracted from the portfolio performance were mixed and without unifying theme. Telecom provider Winstream Corp reported disappointing earnings and lagged as investors faced growing concerns over its ability to continue paying its substantial dividend. We shared those concerns and sold the position. Statoil (2.37% of the Fund), an energy producer, told investors to expect lower oil production from the company in 2013, however, beyond that investors should expect 2%-3% production growth. Digital Realty (1.96% of the Fund), a provider of data center space, guided investors expectations down for FY12 and FY13, in part because their international expansion is continuing a pace. Intel Corp (2.54% of the Fund) was hurt by PC sales weakness, but its new chip line should give a boost to its mobile device business. Lastly, the French oil company Total SA (1.96% of the Fund) lagged despite better than expected earnings, as oil prices weakened.

What is the portfolio manager’s outlook for the next six months/year?

While the economy has recovered from the terrors of 2008–09, the Fed has made it clear that the economy is not strong enough to return to a “normal” interest rate regime. As a consequence, we anticipate or expect that money will remain loose, and that should add a measure of extra force to any rallies as well as support during declines.

Unemployment claims are not getting notably worse. Housing is both selling again and more affordable than it has been in many years for the average consumer. Commercial construction is on the upswing. Developments in the North American energy arena are creating a kind of boom in producing areas that’s beginning to filter through to the broader economy. Consumers have not stopped spending, even though taxes have increased.

But Europe is in a kind of financial quicksand, a situation that can only be saved at this point by a sharp drop in the Euro, which would help the comfort level in US financial markets but not the profits of American multinationals that make up a large chunk of overall corporate profits. The Middle East, as always, can blow at any time—perhaps triggered by events in festering Syria or Egypt. More frightening, for investors, would be a sharp pickup in the US economy, resulting in consequent interest rate increases and the decimation of bond investors. Recent strength has driven the S&P 500 into territory that’s both “overbought” and highly risky in terms of evaluating sentiment.

Corporate insiders are selling, and newsletters are just about maximum bullish. The VIX* “fear gauge” shows no fear, though the professionals we know lack faith in market stability. Actually, we see nearly every analytic measure of sentiment flashing warning signals. While momentum can carry the day somewhat longer, we believe this is not a sound base for sustainable gains in the longer term.

Could we be entering a new phase like 1999, when valuations and fundamentals lose real meaning to investors? A “jump-in” mentality could arise—it’s far from unthinkable. But we suspect that investors—from retail to institutional—have not yet healed from the shock of 2008, and the latecomers’ bus will have plenty of empty seats.

We’re not blowing trumpets for a monolithic view that’s either totally positive or totally cautionary—extreme views aren’t often correct in the complex market system. But it does seem that stocks are due for a rest, waiting for fundamentals to either confirm or catch up to recent strength…or to expose the recent persistent price expansion as an excess of hope.

* VIX: CBOE Volatility Index – an options volatility index, measuring implied price volatility in equity markets.

DESTRA DIVIDEND TOTAL RETURN FUND
FUNDS RISK DISCLOSURES – DESTRA DIVIDEND TOTAL RETURN FUND

This document may contain forward–looking statements representing Destra’s or the portfolio manager or sub-adviser’s beliefs concerning futures operations, strategies, financial results or other developments. Investors are cautioned that such forward-looking statements involve risks and uncertainties. Because these forward-looking statements are based on estimates and assumptions that are subject to significant business, economic and competitive uncertainties, many of which are beyond Destra’s or the portfolio managers or sub-advisers control or are subject to change, actual results could be materially different. There is no guarantee that such forward looking statements will come to pass.

Some important risks of the Destra Dividend Total Return Fund are:

PRINCIPAL RISKS

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the Fund.

Equity Securities Risk—Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

Dividend Income Risk—Companies that issue dividend yielding equity securities are not required to continue to pay dividends on such stock. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future. In such an event, the yield on the Fund’s dividend paying equity securities would be adversely affected. Depending upon market conditions, income producing equities that meets the Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. This may limit the ability of the Fund to achieve its investment objective.

Foreign Investment Risk/Emerging Markets Risk—Because the Fund can invest its assets in foreign instruments, the value of Fund shares can be adversely affected by changes in currency exchange rates and political and economic developments abroad. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States, and as a result, Fund share values may be more volatile. Trading in foreign markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. These additional risks may be heightened for securities of companies located in, or with significant operations in, emerging market countries. In addition, the European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of several European countries. These events may spread to other countries in Europe, including countries that do not use the Euro. These events may affect the value and liquidity of certain of the Fund’s investments.

Depositary Receipts Risk—Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.

Currency Risk—Since a portion of the Fund’s assets may be invested in securities denominated foreign currencies, changes in currency exchange rates may adversely affect the Fund’s net asset value, the value of dividends and income earned, and gains and losses realized on the sale of securities.

Master Limited Partnership Risk and Sector Risk—An investment in units of master limited partnerships (“MLPs”) involves certain risks which differ from an investment in the securities of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and the potential for conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments. The benefit the Fund derives from investment in MLP units is largely dependent on the MLPs being treated as partnerships and not as corporations for federal income tax purposes. If an MLP were classified as a corporation for federal income tax purposes, there would be reduction in the after-tax return to the Fund of distributions from the MLP, likely causing a reduction in the value of the Fund’s shares. MLP entities are typically focused in the energy, natural resources and real estate sectors of the economy. A downturn in the energy, natural resources or real estate sectors of the economy could have an adverse impact on the Fund. At times, the performance of securities of companies in the energy, natural resources and real estate sectors of the economy may lag the performance of other sectors or the broader market as a whole.

DESTRA DIVIDEND TOTAL RETURN FUND
FUNDS RISK DISCLOSURES – DESTRA DIVIDEND TOTAL RETURN FUND, CONTINUED

Energy Companies Risk—The Fund invests in energy companies, including pipeline and gas distribution companies. General problems of energy companies include volatile fluctuations in price and supply of energy fuels, international politics, terrorist attacks, reduced demand as a result of increases in energy efficiency and energy conservation, the success of exploration projects, clean-up and litigation costs relating to oil spills and environmental damage, and tax and other regulatory policies of various governments. Natural disasters such as hurricanes in the Gulf of Mexico will also impact energy companies.

Health Care Companies Risk—The Fund invests in health care companies, including those that are involved in medical services or health care, including biotechnology research and production, drugs and pharmaceuticals and health care facilities and services, and are subject to extensive competition, generic drug sales or the loss of patent protection, product liability litigation and increased government regulation. Research and development costs of bringing new drugs to market are substantial, and there is no guarantee that the product will ever come to market. Health care facility operators may be affected by the demand for services, efforts by government or insurers to limit rates, restriction of government financial assistance and competition from other providers.

Utilities Companies Risk—The Fund invests in utilities companies. Utilities companies are subject to the imposition of rate caps, increased competition due to deregulation, the difficulty in obtaining an adequate return on invested capital or in financing large construction projects, the limitations on operations and increased costs and delays attributable to environmental considerations, and the capital market’s ability to absorb utility debt. In addition, taxes, government regulation, international politics, price and supply fluctuations, volatile interest rates and energy conservation may cause difficulties for utilities. Utilities issuers have been experiencing certain of these problems to varying degrees.

Financial Services Companies Risk—The Fund invests in financial services companies. Financial services companies may include banks, thrifts, brokerage firms, broker/dealers, investment banks, finance companies and companies involved in the insurance industry. Banks, thrifts and their holding companies are especially subject to the adverse effects of economic recession; government regulation; decreases in the availability of capital; volatile interest rates; portfolio concentrations in geographic markets and in commercial and residential real estate loans; and competition from new entrants in their fields of business.

Convertible Securities Risk—The market value of a convertible security often performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.

Derivatives Risk—The use of derivatives such as options entail certain execution, market, liquidity, hedging and tax risks. If the investment adviser’s prediction of movements in the direction of the securities, foreign currency, interest rate or other referenced instruments or markets is inaccurate, the consequences to the Fund may leave the Fund in a worse position than if it had not used such strategies. The Fund will be subject to risks that include, among other things, the risk of default and insolvency of the obligor of such asset, the risk that the credit of the obligor or the underlying collateral will decline or the risk that the common stock of the underlying issuer will decline in value.

Market Risk and Selection Risk—Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will under-perform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

Investment Risk—When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, as with any mutual fund investment, you may lose some or all of your investment by investing in the Fund.

Risks Associated with Active Management—The Fund is an actively managed portfolio and its success depends upon the investment skills and analytical abilities of the Fund’s sub-adviser to develop and effectively implement strategies that achieve the Fund’s investment objective. Subjective decisions made by the investment sub-adviser may cause the Fund to incur losses or to miss profit opportunities on which it may otherwise have capitalized.

General Fund Investing Risks—The Fund is not a complete investment program and you may lose money by investing in the Fund. All investments carry a certain amount of risk and there is no guarantee that the Fund will be able to achieve its investment objective. In general, the Annual Fund Operating Expenses expressed as a percentage of the Fund’s average daily net assets will change as Fund assets increase and decrease, and the Fund’s Annual Fund Operating Expenses may differ in the future. Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its objective. Investors in the Fund should have long-term investment perspective and be able to tolerate potentially sharp declines in value. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

OVERVIEW OF FUND EXPENSES
As of March 31, 2013 (unaudited)

As a shareholder of the Destra Investment Trust, you incur advisory fees and other Fund expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period 9/30/12 to 3/31/13” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing cost of investing in a Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Annualized	Expenses Paid
	Beginning	Ending	Expense Ratios	During the
	Account	Account	During the	Period
	Value	Value	Period 9/30/12	9/30/12 to
	9/30/12	3/31/13	to 3/31/13	3/31/13†
Destra Dividend Total Return Fund Class A
Actual	$1,000.00	$1,100.68	1.60%	$8.38
Hypothetical (5% return before expenses)	1,000.00	1,016.95	1.60%	8.05
Destra Dividend Total Return Fund Class C
Actual	1,000.00	1,096.19	2.35%	12.28
Hypothetical (5% return before expenses)	1,000.00	1,013.21	2.35%	11.80
Destra Dividend Total Return Fund Class I
Actual	1,000.00	1,102.78	1.32%	6.92
Hypothetical (5% return before expenses)	1,000.00	1,018.35	1.32%	6.64

†
Expenses are calculated using the Fund’s annualized expense ratio, which includes waived fees or reimbursed expenses, multiplied by the average account value for the period, multiplied by 182/365 (to reflect the six-months period). Hypothetical expenses assume the Fund was outstanding for a full six-month period.

DESTRA DIVIDEND TOTAL RETURN FUND
PORTFOLIO OF INVESTMENTS
March 31, 2013 (unaudited)

Number
of
Shares	Description	Fair Value

	Common Stocks - 97.9%

	Consumer Discretionary - 1.9%
58,515	Staples, Inc.	$ 785,856
	Consumer Staples - 2.2%
12,993	H.J. Heinz Co.	939,004
	Energy - 31.1%
8,765	Energy Transfer Equity LP	512,577
26,469	Energy Transfer Partners LP	1,341,714
28,606	Enterprise Products
	Partners LP	1,724,656
18,980	Kinder Morgan Energy
	Partners LP	1,703,835
11,162	Linn Energy LLC	423,040
15,201	ONEOK Partners LP	872,537
15,309	Plains All American Pipeline LP	864,652
35,935	Seadrill Ltd. (Bermuda)	1,337,141
18,096	Spectra Energy Corp	556,452
40,346	Statoil ASA, ADR (Norway)	993,319
49,347	The Williams Cos., Inc	1,848,539
17,096	Total SA, ADR (France)	820,266
		12,998,728
	Financials - 6.6%
7,622	Bank of Montreal (Canada)	479,805
21,778	Cincinnati Financial Corp	1,027,704
13,612	CME Group, Inc. - Class A	835,641
41,271	Valley National Bancorp	422,615
		2,765,765
	Health Care - 14.9%
13,612	Baxter International, Inc	988,776
17,695	Eli Lilly & Co	1,004,899
25,699	GlaxoSmithKline PLC, ADR
	(United Kingdom)	1,205,540
16,334	Johnson & Johnson	1,331,711
17,805	Merck & Co., Inc	787,515
32,124	Pfizer, Inc	927,099
		6,245,540
	Industrials - 4.7%
65,457	General Electric Co	1,513,366
37,024	R.R. Donnelley & Sons Co	446,139
		1,959,505

	Information Technology - 8.1%
30,000	CA, Inc	755,100
48,730	Intel Corp	1,064,750
27,170	Maxim Integrated
	Products, Inc	887,100
19,110	Microchip Technology, Inc	702,484
		3,409,434
	Materials - 2.8%
24,719	International Paper Co	1,151,411

	Real Estate - 6.5%
12,251	Digital Realty Trust, Inc	$ 819,714
18,458	HCP, Inc	920,316
17,478	OMEGA Healthcare
	Investors, Inc	530,632
17,096	Senior Housing Properties Trust	458,686
		2,729,348

	Telecommunication Services - 7.3%
31,696	AT&T, Inc	1,162,926
9,257	BCE, Inc. (Canada)	432,209
51,248	Vodafone Group PLC, ADR
	(United Kingdom)	1,455,956
		3,051,091

	Utilities - 11.8%
40,291	American Water Works
	Co., Inc	1,669,659
21,670	National Grid PLC, ADR
	(United Kingdom)	1,257,077
68,044	NiSource, Inc	1,996,411
		4,923,147
	Total Common Stocks
	(Cost $36,352,203)	40,958,829

	Money Market Mutual Funds - 2.5%
1,061,824	Fidelity Institutional Money Market
	Prime, 0.05% (a)
	(Cost $1,061,824)	1,061,824

	Total Investments - 100.4%
	(Cost $37,414,027)	42,020,653

	Liabilities in excess of
	other Assets - (0.4%)	(178,131)
	Net Assets - 100.0%	$ 41,842,522

		% of
Summary by Country	Fair Value	Net Assets
Bermuda	$1,337,141	3.2%
Canada	912,014	2.2
France	820,266	1.9
Norway	993,319	2.4
United Kingdom	3,918,573	9.4
United States	34,039,340	81.3
Total Investments	42,020,653	100.4%
Liabilities in excess of other Assets	(178,131)	(0.4)
Net Assets	$41,842,522	100.0%

ADR – American Depository Receipt
ASA – Stock Company
LP – Limited Partnership
PLC – Public Limited Company
SA – Corporation

(a) Interest rate shown reflects yield as of March 31, 2013.

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
March 31, 2013 (unaudited)

Assets
Investments:
Investments at cost	$37,414,027
Net unrealized appreciation	4,606,626
Total investments at value	42,020,653
Receivables:
Capital shares sold	269,355
Dividends and interest	97,307
Prepaid expenses	294
Total assets	42,387,609

Liabilities
Payables:
Capital shares payable	319,234
Investment purchased	100,250
Transfer agent fees	13,381
Due to advisor	11,910
Audit fees	10,289
Legal fees	7,963
Trustees’ fees	2,799
Other expenses and liabilities	79,261
Total liabilities	545,087
Net Assets	$41,842,522

Composition of Net Assets
Paid-in capital ($0.001 par value common stock)	$37,232,431
Undistributed net investment income	107,532
Accumulated net realized loss on investments	(104,067)
Net unrealized appreciation on investments	4,606,626
Net Assets	$41,842,522

Net Assets
Class A	$20,112,771
Class C	$ 7,986,188
Class I	$13,743,563

Shares Outstanding
Class A	1,012,110
Class C	444,641
Class I	691,434

Net Asset Value Per Share
Class A	$ 19.87
Class C	$ 17.96
Class I	$ 19.88

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF OPERATIONS
For the six months ended March 31, 2013 (unaudited)

Investment Income
Dividends	$ 583,448
Less: foreign taxes withheld	(7,474)
Total Investment Income	575,974

Expenses
Advisory fees	145,158
Legal fees	31,719
Distribution fees Class C	31,407
Transfer agent fees	25,976
Distribution fees Class A	21,582
Shareholder service fees	20,131
Administration and accounting fees	18,181
Shareholder reporting fees	15,582
Blue Sky Class I	12,542
Blue Sky Class A	12,060
Blue Sky Class C	11,603
Audit fees	11,374
Custody fees	9,829
Trustees’ fees and expenses	5,933
Insurance fees	5,312
Other expenses	2,231
Total expenses	380,620
Less: expense waivers and reimbursements	(98,677)
Net expenses	281,943
Net Investment Income	$ 294,031

Realized and Unrealized Gain:
Net realized gain from investments in securities	117,691
Net change in unrealized appreciation on investments in securities	3,201,450
Net realized and unrealized gain on investments in securities	3,319,141
Net Increase in Net Assets Resulting from Operations	$ 3,613,172

The accompanying notes are an integral part of these financial statement.

STATEMENTS OF CHANGES IN NET ASSETS
For the six months ended March 31, 2013 and the year ended September 30, 2012

	For the	For the
	six months	year
	ended	ended
	March 31,	September
	2013	30,
	(unaudited)	2012
Increase in Net Assets Resulting from Operations
Net investment income	$294,031	$256,436
Net realized gain (loss) on investments in securities and foreign currency translations	117,691	(212,153)
Net change in unrealized appreciation on investments in securities	3,201,450	1,398,765
Net increase in net assets resulting from operations	3,613,172	1,443,048

Class A
Distribution to Shareholders
Net investment income	(159,049)	(108,988)
Net realized gain	—	(9)
Total distributions to shareholders	(159,049)	(108,997)

Class C
Distribution to Shareholders
Net investment income	(41,404)	(17,472)
Net realized gain	—	(2)
Total distributions to shareholders	(41,404)	(17,474)

Class I
Distribution to Shareholders
Net investment income	(101,922)	(41,345)
Net realized gain	—	(9)
Total distributions to shareholders	(101,922)	(41,354)

Class A
Capital Share Transactions
Proceeds from shares sold	4,334,570	17,855,683
Dividends reinvested	137,015	91,304
Cost of shares redeemed	(1,711,780)	(2,915,945)
Net increase from capital share transactions	2,759,805	15,031,042

Class C
Capital Share Transactions
Proceeds from shares sold	2,413,576	4,936,953
Dividends reinvested	33,661	14,556
Cost of shares redeemed	(132,491)	(56,183)
Net increase from capital share transactions	2,314,746	4,895,326

Class I
Capital Share Transactions
Proceeds from shares sold	6,030,647	7,140,841
Dividends reinvested	90,621	34,881
Cost of shares redeemed	(1,915,048)	(172,779)
Redemption fees	9,474	2,187
Net increase from capital share transactions	4,215,694	7,005,130

Total increase in net assets	12,601,042	28,206,721
Net Assets
Beginning of period	29,241,480	1,034,759
End of period	$41,842,522	$29,241,480
Undistributed net investment income at end of period	$107,532	$115,876

The accompanying notes are an integral part of these financial statement.

STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED
For the six months ended March 31, 2013 and the year ended September 30, 2012

	For the	For the
	six months	year
	ended	ended
	March 31,	September
	2013	30,
	(unaudited)	2012
Class A
Change in Shares Outstanding
Shares outstanding, beginning of period	862,884	1,656
Shares sold	233,918	1,028,448
Shares reinvested	7,708	5,245
Shares redeemed	(92,400)	(172,465)
Shares outstanding, end of period	1,012,110	862,884

Class C
Change in Shares Outstanding
Shares outstanding, beginning of period	307,161	—
Shares sold	143,549	309,903
Shares reinvested	2,101	918
Shares redeemed	(8,170)	(3,660)
Shares outstanding, end of period	444,641	307,161

Class I
Change in Shares Outstanding
Shares outstanding, beginning of period	463,036	66,668
Shares sold	326,716	404,029
Shares reinvested	5,098	2,033
Shares redeemed	(103,416)	(9,694)
Shares outstanding, end of period	691,434	463,036

The accompanying notes are an integral part of these financial statement.

FINANCIAL HIGHLIGHTS
For the six months ended March 31, 2013, the year ended September 30, 2012 and the period ended September 30, 2011

					For the
	For the		For the		period
	six months		year		August 10,
	ended		ended		2011* to
	March 31,		September		September
	2013		30,		30,
	(unaudited)		2012		2011
Class A
Net asset value, beginning of period	$18.23		$15.14		$15.00
Investment operations:
Net investment income1	0.17		0.36		0.02
Net realized and unrealized gain	1.64		2.99		0.12
Net Increase in Net Asset Value from Operations	1.81		3.35		0.14

Distributions paid to shareholders from:
Net investment income	(0.17)		(0.26)		—
Net realized gains	—		—	5	—
Total distributions	(0.17)		(0.26)		—

Net asset value, end of period	$19.87		$18.23		$15.14

TOTAL RETURN2	10.07	%4	22.23%		0.93	%4
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s omitted)	$20,113		$15,734		$25
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers	1.60	%3	1.60%		1.60	%3
Expenses, prior to expense reimbursements/waivers	2.18	%3	3.95%		532.98	%3
Net investment income	1.80	%3	2.06%		1.05	%3
Portfolio turnover rate	7	%4	17%		—	%4

Class C
Net asset value, beginning of period	$16.50		$15.00	†	$—
Investment operations:
Net investment income1	0.09		0.19	†	—
Net realized and unrealized gain	1.48		1.41	†	—
Net Increase in Net Asset Value from Operations	1.57		1.60	†	—

Distributions paid to shareholders from:
Net investment income	(0.11)		(0.10	)†	—
Net realized gains	—		—	5†	—
Total distributions	(0.11)		(0.10	)†	—

Net asset value, end of period	$17.96		$16.50	†	$—

TOTAL RETURN2,4	9.62%		10.71	%†	—%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s omitted)	$7,986		$5,067	†	$—
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers3	2.35%		2.35	%†	—
Expenses, prior to expense reimbursements/waivers3	3.03%		6.67	%†	—
Net investment income3	1.02%		1.26	%†	—
Portfolio turnover rate	7	%4	17	%†	—%

The accompanying notes are an integral part of these financial statement.

FINANCIAL HIGHLIGHTS, CONTINUED
For the six months ended March 31, 2013, the year ended September 30, 2012 and the period ended September 30, 2011

For the
For the	For the	period
six months	year	August 10,
ended	ended	2011* to
March 31,	September	September
2013	30,	30,
(unaudited)	2012	2011
Class I
Net asset value, beginning of period	$18.23	$15.14	$15.00
Investment operations:
Net investment income1	0.19	0.38	0.04
Net realized and unrealized gain	1.66	3.03	0.10
Net Increase in Net Asset Value from Operations	1.85	3.41	0.14

Distributions paid to shareholders from:
Net investment income	(0.20)	(0.32)	—
Net realized gains	—	—	5	—
Total distributions	(0.20)	(0.32)	—

Net asset value, end of period	$19.88	$18.23	$15.14

TOTAL RETURN2	10.28	%4	22.72%	0.93	%4
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s omitted)	$13,744	$8,440	$1,010
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers	1.32	%3	1.32%	1.32	%3
Expenses, prior to expense reimbursements/waivers	1.83	%3	6.26%	44.22	%3
Net investment income	2.01	%3	2.18%	1.60	%3
Portfolio turnover rate	7	%4	17%	—	%4

*	Commencement of operations.
†	Data is provided for the period November 1, 2011 (commencement of operations) to September 30, 2012.
1	Based on average shares outstanding.
2
Assumes an investment at net asset value at the beginning of period, reinvestment of all distributions for the period and does not include payment of the maximum sales charge or contingent deferred sales charge (CDSC). Total return would have been lower if certain expenses had not been waived or reimbursed by the investment adviser.

3	Annualized.
4	Not annualized.
5	Greater than $0.000, but less than $0.005.

The accompanying notes are an integral part of these financial statement.

NOTES TO THE FINANCIAL STATEMENTS
March 31, 2013 (unaudited)

1. ORGANIZATION

Destra Investment Trust (the “Trust”) was organized as a Massachusetts business trust on May 25, 2010, as an open-end investment company, under the Investment Company Act of 1940, as amended (the “1940 Act”). At the end of the period, the Trust consisted of one fund, the Destra Dividend Total Return Fund (the “Fund” or “Dividend Total Return Fund”) formerly Destra High Dividend Strategy Fund. The Dividend Total Return Fund’s investment objective is to seek long-term total return and current income. The Fund currently offers three classes of shares, Classes A, C, and I. All share classes have equal rights and voting privileges, except in matters affecting a single class. The Fund is diversified and represents shares of beneficial interest in a separate portfolio of securities and other assets, with its own investment objective, policies and strategies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Dividend Total Return Fund:

Investment Valuation

Securities listed on an exchange are valued at the last reported sale price on the principal exchange or on the principal over-the-counter (“OTC”) market on which such securities are traded, as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Equity securities that are traded primarily on the NASDAQ Stock Market are valued at the NASDAQ Official Closing Price. Debt securities are valued at the prices supplied by the pricing agent for such securities, if available, and otherwise shall be valued at the available bid price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Board of Trustees. Short-term securities with maturities of 60 days or less at time of purchase are valued at amortized cost, which approximates market value.

In accordance with Financial Accounting Standards Board’s Accounting Standards Codification, Section 820-10, Fair Value Measurements and Disclosures (“ASC 820-10”), fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820-10 establishes three different categories for valuations. Level 1 valuations are those based upon quoted prices in active markets. Level 2 valuations are those based upon quoted prices in inactive markets or based upon significant observable inputs (e.g. yield curves; benchmark interest rates; indices). Level 3 valuations are those based upon unobservable inputs (e.g. discounted cash flow analysis; non-market based methods used to determine fair valuation).

The Fund has adopted policies and procedures consistent with the Accounting Standard Update, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the standard requires reporting entities to disclose i) for Level 2 or Level 3 positions, the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, ii) transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer, and iii) purchases, sales, issuances and settlements for Level 3 positions must be shown on a gross basis in the Level 3 roll forward rather than as one net number.

The Fund values Level 1 securities using readily available market quotations in active markets. The Fund values Level 2 fixed income securities using independent pricing providers who employ matrix pricing models utilizing market prices, broker quotes and prices of securities with comparable maturities and qualities. The Fund values Level 2 equity securities using various observable market inputs in accordance with procedures established in good faith by management. For Level 3 securities, the Fund estimates fair value based upon a variety of observable and non-observable inputs using procedures established in good faith by management. The Fund’s procedures are approved by the Board of Trustees.

NOTES TO THE FINANCIAL STATEMENTS
March 31, 2013 (unaudited), CONTINUED

The following table represents the Fund’s investments carried on the Statement of Assets and Liabilities by caption and by Level within the fair value hierarchy as of March 31, 2013:

Destra Dividend Total Return Fund
	Level 1	Level 2	Level 3	Total
Common Stocks*	$40,958,829	$—	$—	$40,958,829
Money Market Mutual Funds	1,061,824	—	—	1,061,824
Total	$42,020,653	$—	$—	$42,020,653

* Please refer to the schedule of investments to view securities segregated by industry type.

The Fund held no Level 2 and Level 3 securities during the period ended March 31, 2013.

Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date basis. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

Foreign Currency Translation

The books and records of the Fund are maintained in US dollars. Foreign currency amounts are translated into US dollars at the prevailing exchange rates of such currencies against the US dollar. The market value of investment securities and the other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Fund is presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the period. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the US dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and assets and liabilities (other than investments) denominated in foreign currencies, which are held at period end.

Allocation of Income and Expenses

In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

The Fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates (if actual amounts are not available) and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which they invest.

Cash and Cash Equivalents

Cash and cash equivalents includes US dollar deposits at bank accounts at amounts which may exceed insured limits. The Fund is a subject to risk to the extent that the institutions may be unable to fulfill their obligations.

NOTES TO THE FINANCIAL STATEMENTS
March 31, 2013 (unaudited), CONTINUED

Indemnification

In the normal course of business, the Fund may enter into contracts that contain a variety of representations which provide general indemnifications for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown. However, since its commencement of operations, the Fund has not had claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Distributions to Shareholders

The Fund intends to pay substantially all of its net investment income to shareholders through annual distributions. In addition, the Fund intends to distribute any capital gains to shareholders as capital gain dividends at least annually. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from US generally accepted accounting principles (“GAAP”).

Use of Estimates

The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

3. INVESTMENT MANAGEMENT AND OTHER AGREEMENTS

Advisory Agreement

Pursuant to an Investment Advisory Agreement (the “Agreement”) between the Fund and Destra Capital Advisors LLC, the Fund’s investment advisor (the “Advisor”), subject to the oversight of the Trust’s Board of Trustees, the Advisor is responsible for managing the investment and reinvestment of the assets of each Fund in accordance with each Fund’s investment objectives and policies and limitations and providing day-to-day administrative services either directly or through others selected by it for the Fund. The Advisor receives an annual fee payable monthly, at an annual rate of 0.85% of the average daily net assets of the Fund.

The Trust and the Adviser have entered into a Fee Waiver and Expense Reimbursement Agreement whereby the Advisor has agreed to waive its fee and/or reimburse the other expenses to the extent necessary to reduce the expense ratios of Class A, Class C, and Class I of Dividend Total Return to 1.60%, 2.35%, and 1.32%, respectively. The expense ratio for each class represents the ratio of the total annual operating expenses of the class (excluding interest, taxes, dividend expense, borrowing costs, interest expense relating to short sales and extraordinary expenses, if any) to the average net assets of the class.

Sub-Advisory Agreement

The Fund has retained Miller/Howard Investments, Inc. (“Miller/Howard”) to serve as its investment sub-adviser. The Advisor has agreed to pay from its own assets an annualized sub-advisory fee to Miller/Howard equal to one half of the net advisory fees collected by the Advisor.

Administrator, Custodian and Accounting Agent

The Bank of New York Mellon serves as the Fund’s Administrator, Custodian and Accounting Agent pursuant to the Fund Administration and Accounting Agreement. The Bank of New York Mellon is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Transfer Agent

BNY Mellon Investment Servicing (US) Inc. serves as the Fund’s Transfer Agent.

4. DISTRIBUTION AND SERVICE PLANS

The Fund’s Class A and C shares have adopted a distribution and shareholder servicing plan (“Plan”) in accordance with Rule 12b-1 under the 1940 Act. The Plan is a compensation type plan that permits the payment at an annual rate of up to 0.25% and 1.00% of the average daily net assets of Class A and C shares of the Fund, respectively. Payments are made to Destra Capital Investments LLC, the Fund’s distributor (the “Distributor”), who may make ongoing payments to financial intermediaries based on the value of Fund shares held by such intermediaries’ customers.

For the period ended March 31, 2013 the Fund incurred distribution fees under the Plan as follows:

Fund Class	Amount
Destra Dividend Total Return Fund – Class A	$21,582
Destra Dividend Total Return Fund – Class C	31,407

NOTES TO THE FINANCIAL STATEMENTS
March 31, 2013 (unaudited), CONTINUED

For the period ended March 31, 2013 the Fund incurred shareholder servicing fees under the Plan as follows:

Fund Class	Class A	Class C	Class I
Destra Dividend Total Return Fund	$17,551	$2,415	$165

5. FEDERAL INCOME TAX MATTERS

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for US federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund does not expect to be subject to US federal excise tax.

For the period ended March 31, 2013, the cost of investments on a tax basis including any adjustment for financial reporting purposes, were as follows:

		Gross	Gross
	Cost of	Unrealized	Unrealized	Net Unrealized
	Investments	Appreciation	Depreciation	Appreciation
Destra Dividend Total Return Fund	$37,448,492	$4,894,776	$(322,615)	$4,572,161

6. INVESTMENT TRANSACTIONS

For the period ended March 31, 2013, the cost of investments purchased and proceeds from sales of investments, excluding short-term investments were as follows:

	Purchases	Sales
Destra Dividend Total Return Fund	$11,723,611	$2,274,667

7. PURCHASES AND REDEMPTIONS OF SHARES

Purchases of Class A shares are subject to an initial sales charge on purchases of less than $1,000,000. The Fund’s Class A, C, and I shares are purchased at prices per share as determined at the close of the regular trading session of the NYSE after a purchase order is received in good order by a Fund or its authorized agent. Some authorized agents may charge a separate or additional fee for processing the purchase of shares.

Redemption requests will be processed at the next net asset value per share calculated after a redemption request is accepted. For Class I shares, a redemption fee of 2.00% may be deducted from a shareholder’s redemption proceeds with respect to shares redeemed within 90 days of purchase. The Fund charges this fee in order to discourage short-term investors. The Fund retains this fee for the benefit of the remaining shareholders.

A contingent deferred sales charge of 1.00% may be deducted with respect to Class A shares purchased without a sales load and redeemed within 12 months of purchase.

A contingent deferred sales charge of 1.00% applies on Class C shares redeemed within 12 months of purchase. The contingent deferred sales charge may be waived for certain investors as described in the Fund’s Prospectus.

8. SUBSEQUENT EVENTS

The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require adjustment to or disclosure in the Fund’s financial statements.

TRUSTEES AND OFFICERS
(unaudited)

The management of the Trust, including general supervision of the duties performed for the Fund under the Investment Management Agreement, is the responsibility of the Board of Trustees. The Trust has four trustees, one of whom is an “interested person” (as the term “interested person” is defined in the 1940 Act) and three of whom are not interested persons (referred to herein as “independent trustees”). None of the independent trustees has ever been a trustee, director or employee of, or consultant to, Destra Capital Advisors LLC or its affiliates. The names, business addresses and year of birth of the trustees and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below. The trustees of the Trust are trustees of the Fund. The address of each officer and trustee is 901 Warrenville Rd. Suite 15, Lisle, IL 60532. The Statement of Additional Information includes additional information about the Trustees and Officers and is available without charge by calling Destra Capital Advisors LLC at (877) 287-9646, writing to Destra Capital Advisors LLC at 901 Warrenville Road, Suite 15, Lisle, IL 60532 or visiting Destra Capital Advisors LLC at destracapital.com/literature.

Independent Trustees
Number of
		Term of		Portfolios in
		Office and	Principal	Fund	Other
	Position(s)	Length of	Occupation(s)	Complex	Directorships
Name, Business Address	Held with	Time	During Past	Overseen by	Held by
and Year of Birth	Trust	Served	5 Years	Trustee	Trustee
Independent Trustees
Diana S. Ferguson	Trustee	Term-	Chief Financial Officer	3	Tree House Foods
Birth year: 1963		Indefinite*	(2010-2011), Chicago		Urban Partnership Bank
		Length of	Board of Education;
		Service-	Senior Vice President
		Since 2010	and Chief Financial
Officer (2008), Folgers
Coffee Company;
Executive Vice President
and Chief Financial Officer
(2007-2008), Merisant
Worldwide; Senior
Vice President and
Chief Financial Officer
(2001-2007), Sara
Lee Foodservice

William M. Fitzgerald, Sr.	Trustee	Term-	Founder, Global	3	Director, Syncora Holdings
Birth Year: 1964		Indefinite*	Infrastructure Asset		Ltd. and its affiliates,
		Length of	Management LLC;		Syncora Guarantee Inc.
		Service-	Managing Director		and Syncora Capital
		Since 2010	(1988-2007), Nuveen		Assurance Inc.- Financial
			Investments LLC; Chief		Guarantee Company,
			Investment Officer		Ariel Education Initiative,
			(2000-2007), Nuveen		Advisory Board
			Asset Management		of Bannockburn
Securities, LLC Director,
Syncora Holdings
Ltd. and its affiliates,
Syncora Guarantee Inc.
and Syncora Capital
Assurance Inc.- Financial
Guarantee Company

Louis A. Holland, Jr.	Trustee	Term-	President and Chief	3	Director, Holland Capital
Birth Year: 1964		Indefinite*	Financial Officer		Management, HP
		Length of	(2008-present),		Schmaltz Restaurants.
		Service-	CUMOTA LLC (Angel		Schmaltz ONLINE-
		Since 2010	investing and		National Alzeheimer’s
			consulting); Managing		Association-
			Director (2000-2008),		DuPage PADs
Nuveen Investments

TRUSTEES AND OFFICERS, CONTINUED
(unaudited)

Independent Trustees

Number of
		Term of		Portfolios in
		Office and	Principal	Fund	Other
	Position(s)	Length of	Occupation(s)	Complex	Directorships
Name, Business Address	Held with	Time	During Past	Overseen by	Held by
and Year of Birth	Trust	Served	5 Years	Trustee	Trustee
Interested Trustee
Nicholas Dalmaso **	Trustee, Chief	Term-	Co-Chairman,	3	None
Birth Year: 1965	Executive Officer,	Indefinite*	General Counsel and
	Secretary	Length of	Chief Operating Officer
		Service-Since	of Destra Capital
		2010	Management LLC,
President, Chief
Operating Officer
and General Counsel,
Destra Capital Advisors
LLC; President, Chief
Operating Officer and
General Counsel, Destra
Capital Investments LLC;
(2001-2008) General
Counsel and Chief
Administrative Officer,
Claymore Securities, Inc.
Officers of the Trust
Anne Kochevar	Chief Compliance	Term-	Senior Managing	3	None
Birth Year: 1963	Officer	Indefinite*	Director, Destra
		Length of	Capital Management
901 Warrenville Rd.		Service-	LLC, Destra Capital
Suite 15 Lisle, IL 60532		Since 2010	Advisors LLC and
Destra Capital
Investments LLC; Senior
Managing Director
(2002-2010), Claymore
Securities, Inc.
Linda Fryer	Chief Financial	Term-	Chief Financial	3	None
Birth Year: 1973	Officer and	Indefinite*	Officer, Destra
	Treasurer	Length of	Capital Management
901 Warrenville Rd.		Service-	LLC
Suite 15 Lisle, IL 60532		Since 2012

*	Each trustee serves for the lifetime of the Trust until removal, resignation or retirement and his or her successor is elected.
**	Mr. Dalmaso is an “Interested Person” of the Trust, as defined in the 1940 Act, by reason of his positions with and ownership of Destra Capital Management LLC and its subsidiaries.

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TRUST INFORMATION

Board of Trustees	Officers	Investment Adviser
Diana S. Ferguson	Nicholas Dalmaso	Destra Capital Advisors LLC
William M. Fitzgerald	Chief Executive Officer	Lisle, IL
Louis A. Holland, Jr.
Nicholas Dalmaso*	Anne Kochevar	Distributor
	Chief Compliance Officer	Destra Capital Investments LLC
* “Interested Person” of		Lisle, IL
the Trust, as defined in	Linda Fryer
the Investment Company	Chief Financial Officer	Administrator, Accounting Agent,
Act of 1940, as amended.		Custodian and Transfer Agent
The Bank of New York Mellon
New York, NY

Legal Counsel
Chapman and Cutler LLP
Chicago, IL

Independent Registered Public
Accounting Firm
KPMG LLP
Chicago, IL

Privacy Principles of the Trust for Shareholders
The Fund is committed to maintaining the privacy of their shareholders and to safeguarding the non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Fund. The Fund do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about the shareholders to Destra Capital Advisors LLC employees with a legitimate business need for the information. The Fund maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of their shareholders.

Questions concerning your shares of the Trust?
• If your shares are held in a Brokerage Account, contact your Broker.

This report is sent to shareholders of the Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (877) 287-9646.

Information regarding how the Fund voted proxies for portfolio securities is available without charge and upon request by calling (877) 287-9646, or visiting Destra Capital Investments LLC’s website at http://destracapital.com or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

The Fund files their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC website at www.sec.gov or by visiting Destra Capital Investments LLC’s website at http://destracapital.com. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)
The Principal Executive Officer and Principal Financial Officer have evaluated the Registrant's disclosure controls and procedures within 90 days of the filing date of this report and have concluded that these controls and procedures are effective.

(b)
There were no significant changes in the Registrant's internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                      Destra Investment Trust

By (Signature and Title)* /s/ Nicholas Dalmaso
Nicholas Dalmaso, Chief Executive Officer
(principal executive officer)

Date       5/30/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Nicholas Dalmaso
Nicholas Dalmaso, Chief Executive Officer
(principal executive officer)

Date          5/30/13

By (Signature and Title)* /s/ Linda Fryer
Linda Fryer, Chief Financial Officer
(principal financial officer)

Date        5/30/13

* Print the name and title of each signing officer under his or her signature.